EXHIBIT 99
                                       NEWS RELEASE
                                       NASDAQ SYMBOL:  WAYN
_______________________________________RELEASE DATE: JULY 23, 2003
WAYNE SAVINGS BANCSHARES, INC.         CONTACT PERSON: CHARLES F. FINN
ANNOUNCES EARNINGS INCREASE                            CHAIRMAN AND CEO
                                                       MICHAEL  ANDERSON CFO
                                                       (330) 264-5767

                              FOR IMMEDIATE RELEASE
                              ---------------------

     WOOSTER, OHIO--Wayne Savings Bancshares, Inc. (NASDAQ: WAYN), parent of Wayne Savings Community Bank, reported net earnings of $731,000 or $.19 per diluted share for the first fiscal quarter ended June 30, 2003. This represents a significant 32% increase over net earnings of $554,000, or $.15 per diluted share recorded in the same three-month period last year.

     According to President Charles Finn, the rise in earnings was primarily attributable to growth of $240,000, or 9%, in net interest income and growth of $166,000 in non-interest income. Net interest income in the quarter ended June 30, 2003 amounted to $2.79 million compared to $2.55 million in the same quarter last year. The growth in income was partially offset by a $173,000 increase in general and administrative expenses, the primary components of which were compensation, legal, and stock related expenses.

     At June 30, 2003, Wayne Savings Bancshares, Inc. reported total assets of $376.5 million, an increase of $42 million, or 12.5%, over total assets of $334.6 million one year ago. Stockholders' equity on June 30, 2003 totaled $45.3 million, resulting in a capital-to-assets ratio of 12.02%, as compared to $26.4 million one year ago. The sharp increase in stockholders' equity was mainly due to the addition of $17.1 million of net proceeds from the Company's stock offering which was completed January 8, 2003.

     Established in 1899, Wayne Savings Community Bank, the wholly-owned subsidiary of Wayne Savings Bancshares, Inc., has nine banking locations in Wayne, Holmes, Ashland, and Medina counties, in addition to its Village Savings Bank F.S.B. subsidiary in Stark county. An application is pending to consolidate the two Banks after which Village Savings will operate as a branch office of Wayne Savings.

                         WAYNE SAVINGS BANCSHARES, INC.
                      CONSOLIDATED STATEMENTS OF CONDITION
                  (Dollars in thousands, except per share data)


                                                                                              June 30, 2003          March 31, 2003
                                                                                              -------------          --------------
                                                                                               (Unaudited)
ASSETS

Cash, cash equivalents, & investment securities                                                 $ 50,638               $ 53,337
--------------------------------------------------------------------------------
Mortgage-backed securities, net (1)                                                               83,534                 76,002
--------------------------------------------------------------------------------
Loans receivable, net (1)                                                                        220,510                228,373
--------------------------------------------------------------------------------
Federal Home Loan Bank stock                                                                       4,081                  4,041
--------------------------------------------------------------------------------
Office premises & equipment, net                                                                   8,684                  8,818
--------------------------------------------------------------------------------
Real estate acquired through foreclosure                                                               0                      0
--------------------------------------------------------------------------------
Other assets                                                                                       9,052                  8,420
--------------------------------------------------------------------------------                --------               --------
          TOTAL  ASSETS                                                                         $376,499               $378,991
--------------------------------------------------------------------------------                ========               ========

LIABILITIES AND STOCKHOLDERS' EQUITY

--------------------------------------------------------------------------------
Deposit accounts                                                                                $298,298               $300,931
--------------------------------------------------------------------------------
Advances from Federal Home Loan Bank                                                              30,000                 30,000
--------------------------------------------------------------------------------
Advances by borrowers for taxes & insurance                                                           57                    712
--------------------------------------------------------------------------------
Accounts payable on mortgage loans serviced for others                                               627                    130
--------------------------------------------------------------------------------
Other liabilities                                                                                  2,255                  2,555
--------------------------------------------------------------------------------                --------               --------
          TOTAL LIABILITIES                                                                      331,237                334,328
--------------------------------------------------------------------------------

Common stock (3,907,324 shares and 3,888,795 shares of $.10 par value
--------------------------------------------------------------------------------
   at June 30, 2003 and  March 31, 2003.)                                                            391                    389
--------------------------------------------------------------------------------
Additional paid-in capital                                                                        32,695                 34,208
--------------------------------------------------------------------------------
Retained earnings                                                                                 13,695                 11,830
--------------------------------------------------------------------------------
Less required contributions for shares acquired by Employee Stock Ownership Plan                  (1,573)                (1,612)
--------------------------------------------------------------------------------
Accumulated other comprehensive income (loss)                                                         54                   (152)
--------------------------------------------------------------------------------                --------               --------
          TOTAL STOCKHOLDERS' EQUITY                                                              45,262                 44,663
--------------------------------------------------------------------------------                --------               --------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                      $376,499               $378,991
--------------------------------------------------------------------------------                ========               ========
(1)  Includes  available for sale classifications.

                       CONSOLIDATED STATEMENTS OF EARNINGS
                       (Dollars in Thousands -- unaudited)



                                                                                             Three Months Ended
                                                                                                  June 30,
                                                                                          2003                2002
                                                                                          ----                ----
                                                                                       (Unaudited)

Interest income                                                                          $4,723              $5,049
--------------------------------------------------------------------------------
Interest expense                                                                          1,932               2,498
--------------------------------------------------------------------------------         ------              ------
     Net interest income                                                                  2,791               2,551
--------------------------------------------------------------------------------
Provision for losses on loans                                                                32                  17
--------------------------------------------------------------------------------         ------              ------
     Net interest income after provision for loan losses                                  2,759               2,534
--------------------------------------------------------------------------------
Other income                                                                                510                 344
--------------------------------------------------------------------------------
General, administrative, and other expense                                                2,212               2,039
--------------------------------------------------------------------------------         ------              ------
Earnings  before federal income taxes                                                     1,057                 839
--------------------------------------------------------------------------------
Federal income taxes                                                                        326                 285
--------------------------------------------------------------------------------         ------              ------
     Net earnings                                                                          $731                $554
                                                                                         ======              ======

                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                  (Dollars in thousands, except per share data)




                                                                                           For the Three Months
                                                                                               ended June 30,
                                                                                       ----------------------------
                                                                                          2003                2002
                                                                                       (Unaudited)
Quarterly Results
-----------------

Net Interest Income                                                                      $2,791              $2,551
--------------------------------------------------------------------------------
Net Earnings                                                                             $  731              $  554
--------------------------------------------------------------------------------
Earnings Per Share:
--------------------------------------------------------------------------------
   Basic                                                                                   0.19                0.15
--------------------------------------------------------------------------------
   Diluted                                                                                 0.19                0.15
--------------------------------------------------------------------------------
Return on Average Assets (Annualized)                                                       .77%                .66%
--------------------------------------------------------------------------------






                                                                                        June 30,             March 31,
                                                                                         2003                  2003
                                                                                      -----------            --------
                                                                                      (Unaudited)
End of Period Data
------------------

Total Assets                                                                           $376,499              $378,991
--------------------------------------------------------------------------------
Stockholders' Equity to Total Assets                                                      12.02%                11.78%
--------------------------------------------------------------------------------


